                                                                    Exhibit D

THIS WARRANT AND THE COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT, DATED AS OF JULY 1, 1996, AND NEITHER THIS WARRANT NOR THE COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON EXERCISE HEREOF ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT (INCLUDING PROVISIONS UNDER WHICH THE HOLDER HEREOF GRANTS A RIGHT OF FIRST REFUSAL ON THE SALE OF THIS WARRANT), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER, AND THE ISSUER'S ARTICLES OF INCORPORATION.


THIS WARRANT AND THE COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A)(i) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT, OR (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO COUNSEL FOR THE ISSUER, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (B) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.


No. B-1                                                       New York, New York
                                                                    July 1, 1996

                           CENTERMARK PROPERTIES, INC.
                      CLASS B COMMON STOCK PURCHASE WARRANT

                  CENTERMARK PROPERTIES, INC., a Missouri corporation (the "Company"), hereby certifies that, for value received, PERPETUAL TRUSTEE COMPANY LIMITED, in its capacity as Trustee of Westfield America Trust, is entitled, subject to the terms and conditions set forth below, (a) to purchase from the Company six million two hundred forty-six thousand ninety-six (6,246,096) duly authorized, validly issued, fully paid and nonassessable shares of (i) Class B-1 Common Stock, par value $.01 per share (the "Class B-1 Common Stock"), of the Company, if this Warrant is exercised by the trustee (the "WAT Trustee") of Westfield America Trust ("WAT"), a public trust constituted under the laws of Australia pursuant to the Westfield America Trust Deed, dated March 28, 1996, with Perpetual Trustee Company Limited, as Trustee, on behalf of WAT, or (ii) Class B-2 Common Stock, par value $.01 per share (the "Class B-2 Common Stock" and, together with the Class B-1 Common Stock, the "Common Stock"), of the Company, if this Warrant is exercised by a holder other than the WAT Trustee, in each case at a purchase price per share of $16.01 (as adjusted from time to time, the "Exercise Price"), at any time or from time to time on or after the date hereof and (b) to exercise the other rights set forth herein. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

                  1. Exercise of Warrant. This Warrant may be exercised at any time and from time to time on or after the date hereof and prior to July 1, 2016 (the "Expiration Date") by the holder hereof, in whole or in part, on any business day by:

                  (a) the presentation of this Warrant, together with a duly executed copy of the Exercise Form attached hereto as Exhibit A and the other documentation set forth therein, to the Secretary of the Company at its principal offices, upon which presentation the Secretary of the Company shall make appropriate notations in the stock transfer records (and other records, as appropriate) of the Company indicating the number of shares of Common Stock issued pursuant to such exercise and the number of shares of Common Stock, if any, into which the Warrant thereafter shall remain exercisable; and

                  (b) the payment, by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company of an amount equal to the amount obtained by multiplying (i) the number of shares of Common Stock designated in such Exercise Form by (ii) the Exercise Price.

This Warrant shall expire on the Expiration Date.

                  2. Certificates for Shares of Common Stock. As soon as practicable after the proper exercise of this Warrant in whole or in part, and in any event within 30 days thereafter, the Company will cause to be issued in the name of and delivered to the holder hereof:

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the holder hereof shall be entitled upon such exercise;

                  (b) in case such exercise is in part only, a new Warrant of like tenor, calling on its face for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder hereof upon such exercise as provided in Section 1 hereof.

                  3. Reservation of Shares of Common Stock. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock issuable upon exercise of the Warrant, which will be sufficient to permit the exercise of the Warrant for the full number of shares of Common Stock into which the Warrant is exercisable during the exercise period specified herein. The Company further covenants that such shares of Common Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable.

                  4. Adjustment of Number of Shares of Common Stock. The number and kind of securities purchasable upon exercise of the Warrant shall be subject to adjustment from time to time as follows:

                  (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the Expiration Date subdivide its Common Stock by stock split or otherwise, or combine its capital stock by reverse stock split or otherwise, or issue additional securities as a dividend with respect to any shares of its Common Stock, as the case may be, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a subdivision or stock dividend, and the number of shares of Common
         Stock issuable on the exercise of this Warrant shall forthwith be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the sub division or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the payment of such dividend.

                  (b) Reconstruction. If prior to the Expiration Date, the Company effects a capital reconstruction (other than a subdivision, combination or stock dividend covered by paragraph (a) above), merger, consolidation or any return of capital or other capital distribution, except for periodic distributions made pro-rata among the shareholders of a class of stock or units which are not in redemption of any shares of Common Stock, or any similar capital transaction that would affect the capital structure of the Company, excluding any payment of an ordinary cash dividend in respect of the operations of the Company, then in such event (i) the number of shares of Common Stock issuable upon exercise hereof, (ii) the Exercise Price, or (iii) some or all of such factors, will be adjusted, as appropriate, in a manner (x) approved by the Company and the holder hereof and (y) which is fair and equitable to the holder hereof and the holders of Common Stock.

                  (c) Mergers, etc. If prior to the Expiration Date, the Company shall be merged or consolidated into a new entity or if the Company shall transfer all or substantially all of its assets to another entity, then upon a subsequent exercise of this Warrant, the holder hereof shall be entitled to receive securities in the new transferee entity equal to what the holder hereof would have received had it exercised this Warrant and owned shares of Class B Common Stock immediately prior to such transaction.

                  (d) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, the Company promptly shall notify the holder of this Warrant of such event and of the number of shares and the type of securities or property thereafter purchasable upon exercise of this Warrant.

                  (e) Disputes. If a dispute arises between the Company and the holder hereof in relation to an adjustment to: (i) the number of shares of Common Stock issuable upon exercise hereof, (ii) the Exercise Price, or (iii) some or all of such factors, to be made pursuant to this Section 4, either party is entitled to refer the dispute (but no other dispute) to an Expert. "Expert" means an independent, international investment banking firm agreed to by the Company and the holder hereof, or (in default of agreement), an independent, international investment banking firm nominated (at the request of any party) by the President or the head for the time being of the Australian Institute of Chartered Accountants. The Expert must:
         (1) resolve the dispute
         in a timely manner as an expert and not as an arbitrator, and (2) determine the party or parties responsible for paying the costs of the Expert having regard to his findings concerning resolution of the dispute, provided that the holder hereof will not bear any expense in excess of its pro rata interest in the Company.

                  5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the exercise price then in effect with respect to this Warrant.

                  6. Restrictions on Transfer and Exercisability. (a) This Warrant shall be subject to certain limited restrictions on transferability (including a right of first refusal) set forth in the Stockholders' Agreement, dated as of July 1, 1996, among the Company, the original holder of this Warrant and certain other parties, a copy of which shall be furnished without charge to the holder hereof upon request, and the Company's articles of incorporation.

                  (b) Neither this Warrant nor the Common Stock issuable upon exercise hereof may be transferred, sold, pledged, hypothecated or otherwise disposed of, and this Warrant may not be exercised, unless (A) such disposition or exercise is pursuant to an effective registration statement under the Securities Act, (B) the holder hereof shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be satisfactory to the Company, to the effect that such disposition or exercise is exempt from the provisions of Section 5 of the Securities Act, or (C) a no-action letter from the Securities and Exchange Commission, satisfactory to counsel for the Company, shall have been obtained with respect to such disposition or exercise (D) the Warrant or Common Stock is being exercised by (or transferred to) the WAT Trustee, the manager of WAT or any of its affiliates.

                  (c) Each Warrant certificate shall bear the legend set forth on the first page of this certificate.

                  (d) Any certificates representing Common Stock issued upon exercise hereof shall bear the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) (i) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT, OR
         (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO COUNSEL FOR THE ISSUER, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (B) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNER SHIP AND TRANSFER FOR THE PURPOSE OF THE ISSUER'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). NO INDIVIDUAL MAY BENEFICIALLY OWN COMMON SHARES IN EXCESS OF THE THEN APPLICABLE OWNERSHIP LIMIT WITH RESPECT TO COMMON SHARES, WHICH MAY DECREASE OR INCREASE FROM TIME TO TIME, UNLESS SUCH INDIVIDUAL IS AN EXISTING HOLDER. ANY INDIVIDUAL WHO ATTEMPTS TO BENEFICIALLY OWN
         SHARES IN EXCESS OF THE ABOVE LIMITATION MUST IMMEDIATELY NOTIFY THE COMPANY. ALL TERMS USED IN THIS LEGEND WITHOUT DEFINITION HAVE THE MEANINGS DEFINED IN THE ISSUER'S ARTICLES OF INCORPORATION, AS THE SAME MAY BE FURTHER AMENDED

         FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE COMMON SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY EXCHANGED FOR EXCESS SHARES AND WILL BE DEEMED TRANSFERRED TO A SPECIAL TRUST AS PROVIDED IN THE ARTICLES OF INCORPORATION.

         THIS SECURITY IS ISSUED PURSUANT TO AND IS SUBJECT TO THE TERMS AND CONDITIONS OF THE ISSUER'S ARTICLES OF INCORPORATION, AS AMENDED, LIMITING THE NUMBER OF HOLDERS OF RECORD OF THE ISSUER'S COMMON STOCK.

                  7. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

                  8. Amendments. This Warrant may not be supplemented, amended or otherwise modified without the prior written consent of the Company and the holder hereof. Any such amendment shall be binding upon each subsequent holder of this Warrant.

                  9. Governing Law. This Warrant shall be governed by the laws of the State of New York as applied to agreements among New York residents made and to be performed entirely within the State of New York.


                                       CENTERMARK PROPERTIES, INC.



                                       By: /s/ Peter S. Lowy
                                          -------------------
                                          Name: Peter S. Lowy
                                          Title: Executive Vice President

                                                                       EXHIBIT A





                                  EXERCISE FORM
                    (To be executed upon exercise of Warrant)


                  The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase __________ shares of [Class B-1][Class B-2] Common Stock of Centermark Properties, Inc. (the "Company"), par value $.01 per share ("Common Stock"), as provided for in the Warrant Certificate and herewith tenders in payment for such shares of Common Stock payment of the purchase price in full in the form of cash or a check payable to the order of the Company in the amount of $_______, all in accordance with the terms of the Warrant Certificate. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of ___________________________, whose address is
_______________________________________, and that such certificate shall be delivered to _______________________________ at the following address:
________________________________________________.


                  The undersigned hereby acknowledges and agrees:

                  (a) the undersigned has read the restrictions on exercise and on transferability set forth in the Warrant Certificate and in the Company's articles of incorporation. The undersigned is acquiring the Common Stock for its own account and not with a view to, or for sale in connection with, any distribution thereof that would violate or require registration under any U.S. federal or state securities or "Blue Sky" laws. The undersigned understands that the Common Stock has not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), may not be offered or sold except as permitted by the Warrant Certificate and shall be required to bear a legend as set forth in the Warrant Certificate and in the Company's articles of incorporation. The undersigned agrees, on its own behalf and on behalf of any account[s] for which the undersigned is acting as hereinafter stated, that if the

                                                                       EXHIBIT A




undersigned should reoffer, resell, pledge or transfer any Common Stock, the undersigned will do so only in accordance with the Warrant Certificate; and

                  (b) APPLICABLE PARAGRAPH TO BE INSERTED

NOTE 1: the following paragraph to be included in a notice of exercise by the trustee of Westfield America Trust ("WAT Exercise"):

[The undersigned is the trustee of Westfield America Trust, an Australian trust].

NOTE 2: the following paragraph to be included in a notice of exercise other than a WAT Exercise:

[We are delivering herewith [a written opinion of a nation ally recognized United States counsel, which opinion and counsel shall be satisfactory to the Company,][a no-action letter from the Securities and Exchange Commission, satisfactory to counsel to the Company] to the effect that the offer of the Common Stock to and the purchase of the Common Stock by the undersigned is exempt from registration under the Securities Act.]


Dated:  ______________________


                                       _________________________________________


                                       By:______________________________________
                                          Name:
                                          Title:

THIS WARRANT IS SUBJECT TO THE PROVISIONS OF AN INVESTORS' AGREEMENT, DATED AS OF May 21, 1997, AND THIS WARRANT IS NOT ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH INVESTORS' AGREEMENT (INCLUDING PROVISIONS UNDER WHICH THE HOLDER HEREOF GRANTS A RIGHT OF FIRST REFUSAL ON THE SALE OF THIS WARRANT), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. THE COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON EXERCISE HEREOF ARE ALSO SUBJECT TO THE OWNERSHIP LIMITATIONS SET FORTH IN THE ISSUER'S ARTICLES OF INCORPORATION.


THIS WARRANT AND THE COMMON STOCK OR OTHER SECURITIES RECEIVABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A)(i) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT, OR (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO COUNSEL FOR THE ISSUER, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (B) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.


No. 2                                                         New York, New York
                                                                    May 21, 1997

                             WESTFIELD AMERICA, INC.
                          COMMON STOCK PURCHASE WARRANT

                  WESTFIELD AMERICA, INC., a Missouri corporation (the "Company"), hereby certifies that, for value received, PERPETUAL TRUSTEE COMPANY LIMITED (the "WAT Trustee"), in its capacity as Trustee of Westfield America Trust ("WAT"), a public unit trust constituted under the laws of Australia pursuant to the Westfield America Trust Deed, dated March 28, 1996, as amended on May 9, 1996, is entitled, subject to the terms and conditions set forth below, (a) to purchase from the Company Two Million Eighty-nine Thousand Five Hundred Fifty-two (2,089,552) duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company, (the "Common Stock") at a purchase price per share of $15.00(as adjusted from time to time, the "Exercise Price"), at any time or from time to time on or after the date hereof and (b) to exercise the other rights set forth herein. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

                  1. Exercise of Warrant. This Warrant may be exercised at any time and from time to time on or after the date hereof and prior to May 21, 2017 (the "Expiration Date") by the holder hereof, in whole or in part, on any business day by:

                  (a) the presentation of this Warrant, together with a duly executed copy of the Exercise Form attached hereto as Exhibit A and the other documentation set forth therein, to the Secretary of the Company at its principal offices, upon which presentation the Secretary of the Company shall make appropriate notations in the stock transfer records (and other records, as appropriate) of the Company indicating the number of shares of Common Stock issued pursuant to such exercise and the number of shares of Common Stock, if any, into which the Warrant thereafter shall remain exercisable; and

                  (b) the payment, by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company of an amount equal to the amount obtained by multiplying (i) the number of shares of Common Stock designated in such Exercise Form by (ii) the Exercise Price.

This Warrant shall expire on the Expiration Date.

         2. Certificates for Shares of Common Stock. As soon as practicable after the proper exercise of this Warrant in whole or in part, and in any event within 30 days thereafter, the Company will cause to be issued in the name of and delivered to the holder hereof:

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the holder hereof shall be entitled upon such exercise;

                  (b) in case such exercise is in part only, a new Warrant of like tenor, calling on its face for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder hereof upon such exercise as provided in Section 1 hereof.

         3. Reservation of Shares of Common Stock. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock issuable upon exercise of the Warrant, which will be sufficient to permit the exercise of the Warrant for the full number of shares of Common Stock into which the Warrant is exercisable during the exercise period specified herein. The Company further covenants that such shares of Common Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable.

         4. Adjustment of Number of Shares of Common Stock. The number and kind of securities purchasable upon exercise of the Warrant shall be subject to adjustment from time to time as follows:

                  (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the Expiration Date subdivide its Common Stock by stock split or otherwise, or combine its capital stock by reverse stock split or otherwise, or issue additional securities as a dividend with respect to any shares of its Common Stock, as the case may be, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a subdivision or stock dividend, and the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the payment of such dividend.

                  (b) Reconstruction. If prior to the Expiration Date, the Company effects a capital reconstruction (other than a subdivision, combination or stock dividend covered by paragraph (a) above), merger, consolidation or any return of capital or other capital distribution, except for periodic distributions made pro rata among the shareholders of a class of stock or units which are not in redemption of any shares of Common Stock, or any similar capital transaction that would affect the capital structure of the Company, excluding any payment of an ordinary cash dividend in respect of the operations of the Company, then in such event (i) the number of shares of Common Stock issuable upon exercise hereof, (ii) the Exercise Price, or (iii) some or all of such factors, will be adjusted, as appropriate, in a manner (x) approved by the Company and the holder hereof and (y) which is fair and equitable to the holder hereof and the holders of Common Stock.

                  (c) Mergers, etc. If prior to the Expiration Date, the Company shall be merged or consolidated into a new entity or if the Company shall transfer all or substantially all of its assets to another entity, then upon a subsequent exercise of this Warrant, the holder hereof shall be entitled to receive securities in the new transferee entity equal to what the holder hereof would have received had it exercised this Warrant and owned shares of Common Stock immediately prior to such transaction.

                  (d) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, the Company promptly shall notify the holder of this Warrant of such event and of the number of shares and the type of securities or property thereafter purchasable upon exercise of this Warrant.

                  (e) Disputes. If a dispute arises between the Company and the holder hereof in relation to an adjustment to: (i) the number of shares of Common Stock issuable upon exercise hereof, (ii) the Exercise Price, or (iii) some or all of such factors, to be made pursuant to this Section 4, either party is entitled to refer the dispute (but no other dispute) to an Expert. "Expert" means an independent, international investment banking firm agreed to by the Company and the holder hereof, or (in default of agreement), an independent, international investment banking firm nominated (at the request of any party) by the President or the head for the time being of the Australian Institute of Chartered Accountants. The Expert must: (1) resolve the dispute in a timely manner as an expert and not as an arbitrator, and (2) determine the party or parties responsible for paying the costs of the Expert having regard to his findings concerning resolution of the dispute, provided that the holder hereof will not bear any expense in excess of its pro rata interest in the Company.

         5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the exercise price then in effect with respect to this Warrant.

         6. Restrictions on Transfer and Exercisability. (a) This Warrant shall be subject to certain limited restrictions on transferability (including a right of first refusal) set forth in the Investors' Agreement, dated as of May [ ], 1997, among the Company, the original holder of this Warrant and certain other parties, a copy of which shall be furnished without charge to the holder hereof upon request. In addition, the shares of Common Stock or other securities receivable upon exercise hereof are subject to the ownership limitations set forth in the Company's articles of incorporation.

                  (b) Neither this Warrant nor the Common Stock issuable upon exercise hereof may be transferred, sold, pledged, hypothecated or otherwise disposed of, and this Warrant may not be exercised, unless
         (A) such disposition or exercise is pursuant to an effective registration statement under the Securities Act, (B) the holder hereof shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be satisfactory to the Company, to the effect that such disposition or exercise is exempt from the provisions of
         Section 5 of the Securities Act, (C) a no-action letter from the Securities and Exchange Commission, satisfactory to counsel for the Company, shall have been obtained with respect to such disposition or exercise, or (D) the Warrant or Common Stock is being exercised by (or transferred to) the WAT Trustee, the manager of WAT or any of its affiliates.

                  (c) Each Warrant certificate shall bear the legend set forth on the first page of this certificate.

                  (d) Any certificates representing Common Stock issued upon exercise hereof shall bear the following legends:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) (i) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT, OR (iii) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO COUNSEL FOR THE ISSUER, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (B) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

               THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE ISSUER'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). NO INDIVIDUAL MAY BENEFICIALLY OWN COMMON SHARES IN EXCESS OF THE THEN APPLICABLE OWNERSHIP LIMIT WITH RESPECT TO COMMON SHARES, WHICH MAY DECREASE OR INCREASE FROM TIME TO TIME, UNLESS SUCH INDIVIDUAL IS AN EXISTING HOLDER. ANY INDIVIDUAL WHO ATTEMPTS TO BENEFICIALLY OWN SHARES IN EXCESS OF THE ABOVE LIMITATION MUST IMMEDIATELY NOTIFY THE COMPANY. ALL TERMS USED IN THIS LEGEND WITHOUT DEFINITION HAVE THE MEANINGS DEFINED IN THE ISSUER'S ARTICLES OF INCORPORATION, AS THE SAME MAY BE FURTHER AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO

               REQUESTS. IF THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE COMMON SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY EXCHANGED FOR EXCESS SHARES AND WILL BE DEEMED TRANSFERRED TO A SPECIAL TRUST AS PROVIDED IN THE ARTICLES OF INCORPORATION.

               THIS SECURITY IS ISSUED PURSUANT TO AND IS SUBJECT TO THE TERMS AND CONDITIONS OF THE ISSUER'S ARTICLES OF INCORPORATION, AS AMENDED, LIMITING THE NUMBER OF HOLDERS OF RECORD OF THE ISSUER'S COMMON STOCK.

         7. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

         8. Amendments. This Warrant may not be supplemented, amended or otherwise modified without the prior written consent of the Company and the holder hereof. Any such amendment shall be binding upon each subsequent holder of this Warrant.

         9. Governing Law. This Warrant shall be governed by the laws of the State of New York as applied to agreements among New York residents made and to be performed entirely within the State of New York.


                                         WESTFIELD AMERICA, INC.



                                         By: /s/ Mark A. Stefanek
                                             ------------------------------
                                             Name:  Mark A. Stefanek
                                             Title: Chief Financial Officer
                                                    & Secretary

                                                                       EXHIBIT A


                                  EXERCISE FORM
                    (To be executed upon exercise of Warrant)


         The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase __________ shares of Common Stock of Westfield America, Inc. (the "Company"), par value $.01 per share ("Common Stock"), as provided for in the Warrant Certificate and herewith tenders in payment for such shares of Common Stock payment of the purchase price in full in the form of cash or a check payable to the order of the Company in the amount of $_______, all in accordance with the terms of the Warrant Certificate. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of ___________________________, whose address is _______________________________________, and that such certificate shall be delivered to _______________________________ at the following address:
______________________________________________________.


         The undersigned hereby acknowledges and agrees:

         (a) the undersigned has read the restrictions on exercise and on transferability set forth in the Warrant Certificate and in the Company's articles of incorporation. The undersigned is acquiring the Common Stock for its own account and not with a view to, or for sale in connection with, any distribution thereof that would violate or require registration under any U.S. federal or state securities or "Blue Sky" laws. The undersigned understands that the Common Stock has not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), may not be offered or sold except as permitted by the Warrant Certificate and shall be required to bear a legend as set forth in the Warrant Certificate and in the Company's articles of incorporation. The undersigned agrees, on its own behalf and on behalf of any account[s] for which the undersigned is acting as hereinafter stated, that if the

                                                                       EXHIBIT A


undersigned should reoffer, resell, pledge or transfer any Common Stock, the undersigned will do so only in accordance with the Warrant Certificate; and

         (b) APPLICABLE PARAGRAPH TO BE INSERTED

NOTE 1: the following paragraph to be included in a notice of exercise by the trustee of Westfield America Trust ("WAT Exercise"):

[The undersigned is the trustee of Westfield America Trust, an Australian trust].

NOTE 2: the following paragraph to be included in a notice of exercise other than a WAT Exercise:

[We are delivering herewith [a written opinion of a nation ally recognized United States counsel, which opinion and counsel shall be satisfactory to the Company,] [a no-action letter from the Securities and Exchange Commission, satisfactory to counsel to the Company] to the effect that the offer of the Common Stock to and the purchase of the Common Stock by the undersigned is exempt from registration under the Securities Act.]


Dated:  ______________________


                                       _______________________________________


                                       By:____________________________________
                                          Name:
                                          Title: